GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marcia D. Alazraki, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Marcia D. Alazraki
Marcia D. Alazraki Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John L. Bernbach, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ John L. Bernbach
John L. Bernbach
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Andra S. Bolotin, President and Chief Executive Officer of

Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Andra S. Bolotin
Andra S. Bolotin
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, André R. Desmarais, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ André R. Desmarais
André R. Desmarais
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul G. Desmarais, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Paul G. Desmarais, Jr.
Paul G. Desmarais, Jr.
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Stuart Z. Katz, a member of the Board of Directors of Great- West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Stuart Z. Katz
Stuart Z. Katz
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Jeffrey Orr, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ R. Jeffrey Orr
R. Jeffrey Orr
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Kara S. Roe, Treasurer of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Kara S. Roe
Kara S. Roe Treasurer
Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, T. Timothy Ryan, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ T. Timothy Ryan, Jr.
T. Timothy Ryan, Jr.
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jerome J. Selitto, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Jerome J. Selitto
Jerome J. Selitto
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brian E. Walsh, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February 2022.

/s/ Brian E. Walsh
Brian E. Walsh
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York